SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): December 23, 2002

                                ______________

                           PLAYBOY ENTERPRISES, INC.
                                ______________

              (Exact Name of Registrant as Specified in Charter)


        DELAWARE                       1-6813                 36-4249478
-----------------------------    ---------------------    -------------------
(State or Other Jurisdiction    (Commission File Number)   (IRS Employer
of Incorporation)                                          Identification No.)


              680 NORTH LAKE SHORE DRIVE, CHICAGO, ILLINOIS 60611
              ----------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)


      Registrant's telephone number, including area code: (312) 751-8000
                               ------------------


                                NOT APPLICABLE
          -----------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)




Item 5. Other

As previously reported, on December 24, 2002, Playboy Enterprises, Inc. ("Playboy") completed the restructuring of its joint ventures with Claxson Interactive Group Inc. ("Claxson") and its affiliates for the ownership and operation of Playboy TV networks outside of the United States and Canada, including Playboy TV - Latin America, LLC, which will operate the venture's international networks that are in Latin America and Iberia. Pursuant to the restructuring, affiliates of Playboy and Claxson entered into (i) a Second Amended and Restated Operating Agreement for Playboy TV - Latin America, dated as of December 23, 2002 and effective as of April 1, 2002, by and between Playboy Entertainment Group, Inc. and Lifford International Co. Ltd. (BVI) and
(ii) a Program Supply and Trademark License Agreement, dated as of December 23, 2002 and effective as of April 1, 2002, by and between Playboy Entertainment Group, Inc. and Playboy TV - Latin America, LLC. The Second Amended and Restated Operating Agreement is attached hereto as Exhibit 10.1 and the Program Supply and Trademark License Agreement is attached hereto as
Exhibit 10.2.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c)   Exhibits

              Exhibit Number              Description

                # 10.1 Second Amended and Restated Operating Agreement for Playboy TV - Latin America, LLC, effective as of April 1, 2002, by and between Playboy Entertainment Group, Inc. and Lifford International Co. Ltd. (BVI).

                # 10.2 Playboy TV - Latin America Program Supply and Trademark License Agreement, dated as of December 23, 2002 and effective as of April 1, 2002, by and between Playboy Entertainment Group, Inc. and Playboy TV - Latin America, LLC.


----------------------
# Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. The omissions have been indicated by asterisks ("***"), and the omitted text has been filed separately with the Securities and Exchange Commission.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   February 12, 2003                 PLAYBOY ENTERPRISES, INC.


                                          By:   /s/ Linda G. Havard
                                                -----------------------------
                                                Linda G. Havard
                                                Executive Vice President,
                                                Finance and Operations, and
                                                Chief Financial Officer

                                 EXHIBIT INDEX


     Exhibit Number                    Description

         # 10.1 Second Amended and Restated Operating Agreement for Playboy TV - Latin America, LLC, effective as of April 1, 2002, by and between Playboy Entertainment Group, Inc. and Lifford International Co. Ltd. (BVI).

         # 10.2 Playboy TV - Latin America Program Supply and Trademark License Agreement, dated as of December 23, 2002 and effective as of April 1, 2002, by and between Playboy Entertainment Group, Inc. and Playboy TV - Latin America, LLC.



---------------------------

# Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. The omissions have been indicated by asterisks ("***"), and the omitted text has been filed separately with the Securities and Exchange Commission.